UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2003


                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


           Delaware                       000-21336              94-3177293
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statement

        Not applicable.

    (b) Pro Forma Financial Information

        Not applicable.

    (c) Exhibits.

     ---------------- ----------------------------------------------------------
     Number           Exhibit
     ---------------- ----------------------------------------------------------
     99.1             Press Release dated May 13, 2003 of The 3DO Company
     ---------------- ----------------------------------------------------------

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition)

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition", is instead being furnished under "Item 9. Regulation FD Disclosure".

         On May 13, 2003, the Company issued a press release regarding strategic options and expected revenue for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall be deemed incorporated by reference in any applicable filing under the Securities Act of 1933, as amended, or the Exchange Act..

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 13, 2003                            THE 3DO COMPANY


                                               By:   /s/ David Wittenkamp
                                                   -----------------------------
                                                    David Wittenkamp
                                                    Chief Finance Officer

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                                  EXHIBIT INDEX

      --------------- ----------------------------------------------------------
      Number          Exhibit
      --------------- ----------------------------------------------------------
      99.1            Press Release dated May 13, 2003 of The 3DO Company
      --------------- ----------------------------------------------------------